UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2011
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ROBERTSON GLOBAL HEALTH SOLUTIONS CORPORATION

(Name of registrant in its charter)
_____________________________________

Nevada	0-6428	88-0105586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4215 Fashion Square Blvd. Suite 3 Saginaw, Michigan 48603
(Address of principal executive offices)

Registrant's telephone number:  (989) 799-8720
______________________________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01  Entry into a Material Definitive Agreement.

Robertson Technologies Licensing, LLC (“RTL”), a wholly-owned subsidiary of the Robertson Global Health Solutions Corporation (the “Registrant”), entered into a Software License Agreement (the “Agreement”) with Telemedicine Africa (Pty) Ltd., a South Africa Company (“Telemedicine Africa”) on September 29, 2011.

The Agreement grants Telemedicine Africa the right to access and use RHealth Advisor, the Registrant’s interactive health knowledge management system.  The Agreement includes the right to offer RHealth Advisor to companies incorporated in the South Africa Development Community. RTL will provide support and maintenance services, including periodic updates at no additional cost.  The initial term of the Agreement is for 3 years, automatically renewing for successive one-year terms.

The Agreement provides that RTL and Telemedicine Africa will license RHealth Advisor on a revenue share basis and will work together to establish pricing on a per client basis.  RTL will receive 70% of the gross direct revenue from the sale of software licenses to clients.

Robertson Health Services, Inc. (“RHS”), a wholly owned subsidiary of Robertson Global Health Solutions Corporation (the “Registrant”) entered into Extension Agreements with certain creditors and consultants, each of which hold unsecured Promissory Notes with extended maturity dates of September 30, 2011.  Each note holder has agreed to extend the maturity date of his/her respective note(s) to December 31, 2011.  Each note will continue to accrue interest at the same rate as was previously agreed to.  The details of each note are as follows:

						Accrued	Total
						Interest	Principal and
Note			Interest			as of	Accrued
Holder	Relationship		Rate		Principal	9/29/2011	Interest

Amgest Ltd.	Affiliate of Shareholder / Director	(2)	5%		$138,325	$9,266	$147,591
Bonnie Chu	Beneficial Shareholder / Consultant	(3)	10%	(1)	30,000	13,603	43,603
Gerald Ehrens	Shareholder / Director	(4)	10%		25,000	11,425	36,425
Gerald Ehrens	Shareholder / Director	(4)	18%		130,000	101,550	231,550
Gerald Ehrens	Shareholder / Director	(4)	18%		35,000	26,909	61,909
Peter Perkinson	Shareholder / Director	(4)	10%	(1)	17,500	7,935	25,435
Peter Perkinson	Shareholder / Director	(4)	5%		104,850	7,024	111,874
					$480,675	$177,712	$658,387

(1)	Rate of interest is the higher of 10% or 1% above the Wall Street Journal Prime Rate in effect from time to time.
(2)	Amgest Ltd. is owned by Gerald Ehrens, a director of the Registrant and a less than 5% shareholder.
(3)	Bonnie Chu is a trustee and beneficiary of Chu Family Trust, a less than 5% shareholder of the Registrant. Ms. Chu also acts as a consultant to the Registrant in the role of Chinese/American liaison.
(4)	Holder is a Director of the Registrant and is a less than 5% shareholder.

Item 9.01  Financial Statements and Exhibits.

(d)          The following exhibits are included with this Current Report on Form 8-K.

Exhibit 10.1	Software License Agreement between Robertson Technologies Licensing, LLC and Telemedicine Africa (Pty) Ltd effective September 29, 2011

Exhibit 10.2
Form of Promissory Note Extension Agreements due December 31, 2011 with interest rates of 10% to 18% between the Company and three creditors dated September 29, 2011 for an aggregate principal amount of $237,500

Exhibit 10.3
Form of Promissory Note Extension Agreements due December 31, 2011 with an interest rate of 5% between the Company and two director consultants dated September 29, 2011 for an aggregate principal amount of $243,175

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robertson Global Health Solutions Corporation

Dated: October 3, 2011	By:	/s/ Melissa A. Seeger
	Name:	Melissa A. Seeger
	Title:	Treasurer

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